UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2024

KARTOON STUDIOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37950	20-4118216
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
190 N. Canon Drive, 4th Fl., Beverly Hills, CA   90210
(Address of principal executive offices) (Zip Code)
(310) 273-4222
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TOON	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On April 18, 2024, Kartoon Studios, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) pursuant to which the Company agreed to issue and sell directly to certain institutional investors up to 7,000,000 shares (the “Shares”) of common stock, $0.001 par value per share (the "Common Stock"), and/or pre-funded Common Stock purchase warrants (the “Pre-funded Warrants”) in up to four closings (the "Offering"). In the initial closing, the Company is offering 4,000,000 Shares and/or Pre-funded Warrants. In up to three additional closings, the Company will sell up to an additional 3,000,000 Shares and/or Pre-funded Warrants to such investors pursuant to the Purchase Agreement. The date of each of the additional closings will occur no later than one hundred eighty (180) days following the date of the Purchase Agreement, at such time that is mutually agreed up on by the Company and such investors, subject to certain conditions set forth in the Purchase Agreement. The offering price per Share is $1.00. The offering price is $0.99 per Pre-funded Warrant, which is equal to the offering price per Share less $0.01.
The Shares and Pre-funded Warrants can only be purchased together in the Offering but will be issued separately and will be immediately separable upon issuance. The holders of the Pre-funded Warrants will not have the right to exercise any portion of its Pre-funded Warrants if the holder, together with its affiliates and certain related parties, would beneficially own in excess of 4.99% (or, at the election of the purchaser, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. Each Pre-funded Warrant will have an exercise price of $0.01 per share. Each Pre-funded Warrant will be exercisable upon issuance and will expire when exercised in full.
The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Placement Agent, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by such parties. In the Purchase Agreement, the Company has agreed not to effect or enter into an agreement to effect any issuance of shares of Common Stock and/or warrants or any securities convertible into or exercisable or exchangeable for shares of Common Stock for a period of 90 days from the date of the Purchase Agreement, subject to certain exceptions.
The Offering was made pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-276259) (the “Registration Statement”) and a related prospectus and prospectus supplement, in each case to be with the Securities and Exchange Commission (the “SEC”).
On April 18, 2024, the Company also entered into a placement agent agreement (the “Placement Agreement”) with EF Hutton LLC, as the placement agent (the “Placement Agent”), in connection with the Offering. Pursuant to the terms of the Placement Agreement, the Placement Agent agreed to use reasonable best efforts to arrange for the sale of the Shares. The Company will (i) pay the Placement Agent a cash fee equal to 7.0% of the gross proceeds received by the Company from the sale of the Shares (ii) pay the Placement Agent a non-accountable expense reimbursement of 1% of the gross proceeds received by the Company from the sale of the Shares at each closing, with the initial closing to take place within two business days of the date of the Purchase Agreement and any subsequent closing that occurs within 180 days following the date of the Purchase Agreement and (iii) reimburse the Placement Agent for certain of its expenses in an aggregate amount up to $75,000.
The Placement Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities under the Securities Act, other obligations of the parties, and termination provisions. In the Placement Agreement, the Company has agreed not to effect or enter into an agreement to effect any issuance of shares of Common Stock and/or warrants or any securities convertible into or exercisable or exchangeable for shares of Common Stock for a period of 180 days from the date of the Placement Agreement, subject to certain exceptions.
The foregoing description of the terms of the Pre-funded Warrants, the Purchase Agreement and the Placement Agreement do not purport to be complete and are each qualified in their entirety by reference to the Pre-funded Warrants, the Purchase Agreement and Placement Agreement, which are filed as Exhibits 4.1, 10.1 and 10.2 hereto, and are incorporated herein by reference.

ITEM 7.01    REGULATION FD DISCLOSURE
On April 18, 2024, the Company issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.
The information contained in this Item 7.01 including Exhibit 99.1 hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.
(d)Exhibits

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant
5.1	Opinion of Flangas Law Group
5.2	Opinion of Reed Smith LLP
10.1	Kartoon Studios - Securities Purchase Agreement, dated April 18, 2024, by and between Kartoon Studios, Inc. and each purchaser identified therein
10.2	Placement Agent Agreement, dated as of April 18, 2024, by and between Kartoon Studios, Inc. and EF Hutton LLC
99.1	Press Release of Kartoon Studios, Inc., dated April 18, 2024
104.0	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Forward Looking Statements
This Current Report on Form 8-K contains certain statements which constitute "forward-looking statements" within the meaning of the federal securities laws. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties, including without limitation, our ability to generate revenue or achieve profitability; our ability to obtain additional financing on acceptable terms, if at all; the potential issuance of a significant number of shares, which will dilute our equity holders; fluctuations in the results of our operations from period to period; general economic and financial conditions; our ability to anticipate changes in popular culture, media and movies, fashion and technology; competitive pressure from other distributors of content and within the retail market; our reliance on and relationships with third-party production and animation studios; our ability to market and advertise our products; our reliance on third-parties to promote our products; our ability to keep pace with technological advances; our ability to protect our intellectual property and those other risk factors set forth in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and in the Company's subsequent filings with the Securities and Exchange Commission. Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARTOON STUDIOS, INC.

Date: April 19, 2024	By:	/s/ Andy Heyward
	Name:	Andy Heyward
	Title:	Chief Executive Officer
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